Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA MFS Massachusetts Investors Trust Portfolio

(the “Portfolio”)

Supplement dated April 8, 2025, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2024, as supplemented and amended to date

At a meeting held on April 2, 2025, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an amendment to the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Massachusetts Financial Services Company (“MFS”) to reduce the subadvisory fee payable from SunAmerica to MFS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.